Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, AU-YEUNG, Sai Kit, Chief Financial Officer of International Endeavors Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of International Endeavors Corporation Inc. for the period ended September 30, 2025 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of International Endeavors Corporation.

	By:	/s/ AU-YEUNG, Sai Kit
Date: November 14, 2025	Name: Title:	AU-YEUNG, Sai Kit Chief Financial Officer